                                                                     Exhibit 4.1

SPECIMEN COMMON STOCK CERTIFICATE
(FRONT)

Number                                  Shares
RP

[LOGO OMITTED]

REDLINE PERFORMANCE PRODUCTS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

Common Stock                            SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                        RESTRICTIONS
                                        CUSIP 75763Q 10 1

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF REDLINE PERFORMANCE PRODUCTS, INC.
transferable only on the books of the Corporation in person or attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:


SPECIMEN                                         SPECIMEN

/s/ Signature                                    /s/ Signature

---------------------------------                ------------------------------
SECRETARY                                        CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, NJ)

BY                Transfer Agent and Registrar
                  Authorized Officer

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SPECIMEN COMMON STOCK CERTIFICATE
(REVERSE)

         The corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent classes or series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                              UNIF GIFT MIN ACT-...............      Custodian ................
TEN ENT -  as tenants by the entireties                                            (Cust)                    (Minor)
JT TEN  -  as joint tenants with right of survivorship                             under Uniform Gifts to Minors
           and not as tenant in common                                             Act .......................................
                                                                                        (State)

                                                              UNIF TRF MIN ACT-................      Custodian (until age....)
                                                                                   (Cust)
                                                                                   ................ under Uniform Transfers to
                                                                                   (Minor)
                                                                                   Minors Act ................................
                                                                                                         (State)

Additional abbreviations may also be used though not in the above list.


For value received, _____________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________________





                           ____________________________________________________
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.






Signature(s) Guaranteed:



______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.